UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2013

Item 1.	Reports to Stockholders.

6 30 2013

SEMIANNUAL REPORT

Oppenheimer Core Bond Fund

OppenheimerFunds

THE RIGHT WAY TO INVEST

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/28/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Credit Index	Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
6-Month	-1.93%	-6.59%	-3.60%	-2.44%	-2.45%

1-Year	2.82	-2.06	0.84	-0.69	-0.65

5-Year	-2.20	-3.14	6.97	5.19	5.26

10-Year	0.49	0.00	5.10	4.52	4.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2013.

2      OPPENHEIMER CORE BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -1.93% during the period. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned -2.44%, -3.60% and -2.45%, respectively. The bulk of the Fund’s declines occurred late in the period after the Federal Reserve (the “Fed”) discussed the potential tapering of its quantitative easing program.

MARKET OVERVIEW

Early in the reporting period, the highly accommodative policies of central banks throughout the world and positive data surprises in the U.S. regarding housing and employment buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program “Abe-nomics” was a major driving force as Japanese investors were pushed out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune. Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued

through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities.

FUND REVIEW

The Fund maintained a significant underweight position to government bonds, and instead sourced its exposure through corporate bonds, mortgages and structured products. This positioning drove the Fund’s outperformance over the first half of the period, but resulted in declines later on. The Fund performed positively over the first half of the period as credit markets in the U.S. rallied on the back of positive economic data, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. Our exposure to corporate bonds benefited as corporate bond performance versus Treasuries was strong. During this time, an overweight to financials drove much of the positive performance among our corporate bonds, as the sector is a perceived safe haven

OPPENHEIMER CORE BOND FUND      3

from leveraged buyout (“LBO”) activity, which picked up early in the period. Specifically, our allocations to large cap banks and multi-line insurance companies were helpful. The subordinated debt of banks was a positive as their spread relative to senior debt continued to narrow as bank profitability and capital metrics continue to improve. Investments in agency and non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”), also benefited performance over the first half of the period.

Beginning in May, fixed-income markets turned volatile after the Fed began to discuss tapering. The Fed’s comments resulted in spreads on the Barclays Credit Index widening out to levels last seen in October 2012. Before the Fed’s comments, we started reducing our position in MBS since we felt they were vulnerable to policy changes. While this limited the negative impact, MBS still detracted from performance, as did CMBS and ABS. Over the second half of the period, the Fund benefited from an overweight position in junior capital instruments within the financial sector. The Fund was negatively impacted by two positions in the tobacco sector, as this higher beta sector began to underperform amid the tumultuous environment. Additionally, our sector

Krishna Memani Portfolio Manager

overweight to pharmaceuticals detracted from Fund performance, although it is worth noting that security selection within the sector was in line with the sector’s overall performance during this time.

STRATEGY & OUTLOOK

Although it appears that all eyes remain firmly fixated on the Fed and its eventual asset purchase unwind and the perceived growth slowdown within the emerging markets, we believe there is reason for optimism. By historical standards central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. U.S. growth appears to be a surprising bright spot and we are even beginning to see early signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policy makers have the situation in hand and the probability of a hard landing is still quite low.

In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering near historic lows, we continue to favor higher-yielding investments to seek a carry, or yield advantage. Given current conditions, we believe the additional carry of the Fund is positioned to help returns even in the context of spreads remaining at their current levels.

Peter A. Strzalkowski Portfolio Manager

4      OPPENHEIMER CORE BOND FUND

Top Holdings and Allocations*

CORPORATE BONDS & NOTES—TOP TEN INDUSTRIES

Oil, Gas & Consumable Fuels	5.8%

Commercial Banks	3.6

Capital Markets	3.0

Insurance	2.5

Diversified Financial Services	2.4

Diversified Telecommunication Services	2.1

Media	1.7

Electric Utilities	1.5

Real Estate Investment Trusts (REITs)	1.4

Automobiles	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	42.5%

AA	4.9

A	11.0

BBB	27.7

BB	7.5

B	0.6

CCC	3.8

CC	0.3

D	1.7

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 28, 2013, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      5

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPIGX)	4/15/88	-1.93%	2.82%	-2.20%		0.49%
Class B (OIGBX)	5/3/93	-2.29%	2.07%	-2.89%		0.04%
Class C (OPBCX)	7/11/95	-2.29%	2.06%	-2.89%		-0.24%
Class I (OPBIX)	4/27/12	-1.90%	3.25%	3.89%	*	N/A
Class N (OPBNX)	3/1/01	-2.06%	2.56%	-2.41%		0.24%
Class Y (OPBYX)	4/27/98	-2.24%	2.71%	-1.91%		0.80%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/28/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OPIGX)	4/15/88	-6.59%	-2.06%	-3.14%		0.00%
Class B (OIGBX)	5/3/93	-7.11%	-2.89%	-3.21%		0.04%
Class C (OPBCX)	7/11/95	-3.26%	1.07%	-2.89%		-0.24%
Class I (OPBIX)	4/27/12	-1.90%	3.25%	3.89%	*	N/A
Class N (OPBNX)	3/1/01	-3.02%	1.57%	-2.41%		0.24%
Class Y (OPBYX)	4/27/98	-2.24%	2.71%	-1.91%		0.80%

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/13

Class A	3.54%

Class B	2.88

Class C	2.96

Class I	4.11

Class N	3.46

Class Y	3.93

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1%

6      OPPENHEIMER CORE BOND FUND

contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 6/30/13 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER CORE BOND FUND      7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER CORE BOND FUND

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013

Class A	$1,000.00	$980.70	$4.38

Class B	1,000.00	977.10	7.98

Class C	1,000.00	977.10	8.03

Class I	1,000.00	981.00	2.53

Class N	1,000.00	979.40	5.60

Class Y	1,000.00	977.60	2.77

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.11	4.47

Class B	1,000.00	1,016.48	8.14

Class C	1,000.00	1,016.43	8.19

Class I	1,000.00	1,021.97	2.58

Class N	1,000.00	1,018.88	5.71

Class Y	1,000.00	1,021.73	2.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios

Class A	0.90%

Class B	1.64

Class C	1.65

Class I	0.52

Class N	1.15

Class Y	0.57

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER CORE BOND FUND      9

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Principal Amount	Value

Asset-Backed Securities—15.3%

Auto Loan—14.6%
Ally Master Owner Trust, Series 2012-2, Cl. A, 0.693%, 3/15/16[1]	$3,355,000	$$3,347,527

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[2]	2,024,793	2,030,521
Series 2012-3, Cl. A, 1.64%, 11/15/16[2]	874,291	873,291
Series 2012-3, Cl. C, 2.78%, 9/17/18[2]	610,000	606,374

AmeriCredit Automobile Receivables Trust:
Series 2010-2, Cl. C, 4.52%, 10/8/15	2,800,000	2,846,784
Series 2010-2, Cl. D, 6.24%, 6/8/16	1,670,000	1,766,460
Series 2011-1, Cl. D, 4.26%, 2/8/17	720,000	753,376
Series 2011-2, Cl. D, 4.00%, 5/8/17	3,440,000	3,574,561
Series 2011-4, Cl. D, 4.08%, 9/8/17	3,995,000	4,152,878
Series 2011-5, Cl. D, 5.05%, 12/8/17	2,760,000	2,938,235
Series 2012-1, Cl. D, 4.72%, 3/8/18	5,525,000	5,860,387
Series 2012-2, Cl. D, 3.38%, 4/9/18	4,505,000	4,602,734
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,510,000	1,500,427
Series 2012-5, Cl. C, 1.69%, 11/8/18	1,640,000	1,614,901
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,445,000	2,410,470
Series 2013-1, Cl. C, 1.57%, 1/8/19	2,745,000	2,673,752
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,945,000	1,879,003
Series 2013-2, Cl. D, 2.42%, 5/8/19	3,030,000	2,955,738
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,965,000	1,943,339

Avis Budget Rental Car Funding AESOP LLC:
Series 2011-2A, Cl. A, 2.37%, 11/20/14[2]	2,975,000	3,024,714
Series 2011-3A, Cl. B, 4.74%, 11/20/17[2]	1,315,000	1,400,758
Series 2012-1A, Cl. A, 2.054%, 8/20/16[2]	5,870,000	5,965,795

Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	1,265,000	1,216,764

CarMax Auto Owner Trust, Series 2013-1, Cl. D, 1.99%, 8/15/19	955,000	937,732

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	346,337	361,361

CFC 2013-1 LLC, Series 2013-1A, Cl. A, 1.65%, 7/17/17[2]	1,104,498	1,101,255

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[2]	2,730,887	2,763,962
Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	919,874	924,476

Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]	1,675,000	1,693,896
Series 2012-2A, Cl. A, 1.52%, 3/16/20[2]	1,025,000	1,027,560
Series 2012-2A, Cl. B, 2.21%, 9/15/20[2]	510,000	511,659
Series 2013-1A, Cl. B, 1.83%, 4/15/21[2]	1,620,000	1,601,436

DT Auto Owner Trust:
Series 2010-1A, Cl. D, 5.92%, 9/15/16[2]	1,198,534	1,199,702
Series 2011-1A, Cl. C, 3.05%, 8/17/15[2]	768,357	769,933
Series 2011-2A, Cl. C, 3.05%, 2/16/16[2]	121,266	121,347
Series 2011-3A, Cl. C, 4.03%, 2/15/17[2]	2,775,000	2,796,725
Series 2012-1A, Cl. A, 1.05%, 1/15/15[2]	270,802	270,891
Series 2012-2A, Cl. C, 2.72%, 4/17/17[2]	665,000	671,239
Series 2012-2A, Cl. D, 4.35%, 3/15/19[2]	860,000	883,373
Series 2013-1A, Cl. D, 3.74%, 5/15/20[2]	1,185,000	1,182,517

Exeter Automobile Receivables Trust:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[2]	4,127,766	4,147,763
Series 2012-2A, Cl. A, 1.30%, 6/15/17[2]	1,095,064	1,096,397
Series 2012-2A, Cl. B, 2.22%, 12/15/17[2]	1,415,000	1,422,735

10      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Auto Loan Continued
Exeter Automobile Receivables Trust: Continued
Series 2012-2A, Cl. C, 3.06%, 7/16/18[2]	$235,000	$235,639
Series 2013-1A, Cl. A, 1.29%, 10/16/17[2]	2,254,825	2,243,778

First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[2]	1,055,000	1,112,366

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,845,000	1,787,875

Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. C, 1.693%, 1/15/16[1]	1,625,000	1,634,233
Series 2012-2, Cl. C, 2.86%, 1/15/19	2,585,000	2,684,416
Series 2013-3, Cl. D, 1.74%, 6/15/17	1,060,000	1,061,480

Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[2]	935,000	973,502

Santander Drive Auto Receivables Trust:
Series 2010-3, Cl. C, 3.06%, 11/15/17	2,950,000	3,021,607
Series 2010-B, Cl. C, 3.02%, 10/17/16[2]	3,014,894	3,050,838
Series 2011-1, Cl. D, 4.01%, 2/15/17	2,880,000	2,982,529
Series 2011-4, Cl. B, 2.90%, 5/16/16	1,895,000	1,927,988
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	502,732	503,961
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	1,119,960	1,125,560
Series 2012-2, Cl. C, 3.20%, 2/15/18	350,000	360,613
Series 2012-2, Cl. D, 3.87%, 2/15/18	3,550,000	3,645,055
Series 2012-4, Cl. A3, 1.04%, 8/15/16	6,260,000	6,282,714
Series 2012-4, Cl. B, 1.83%, 3/15/17	1,040,000	1,050,625
Series 2012-4, Cl. D, 3.50%, 6/15/18	4,530,000	4,611,689
Series 2012-5, Cl. C, 2.70%, 8/15/18	770,000	775,380
Series 2012-5, Cl. D, 3.30%, 9/17/18	5,425,000	5,476,310
Series 2012-6, Cl. D, 2.52%, 9/17/18	5,750,000	5,682,322
Series 2012-AA, Cl. D, 2.46%, 12/17/18[2]	990,000	970,285
Series 2013-1, Cl. C, 1.76%, 1/15/19	3,180,000	3,104,281
Series 2013-1, Cl. D, 2.27%, 1/15/19	1,605,000	1,556,518
Series 2013-2, Cl. D, 2.57%, 3/15/19	2,135,000	2,081,576
Series 2013-3, Cl. D, 2.42%, 4/15/19	1,475,000	1,426,921

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	771,309	774,269
Series 2012-1A, Cl. C, 4.38%, 6/15/17[2]	1,105,000	1,134,664
Series 2013-1A, Cl. B, 2.09%, 7/16/18[2]	900,000	893,176
Series 2013-1A, Cl. C, 3.07%, 8/15/18[2]	1,000,000	989,302

United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[2]	830,398	830,223
Series 2012-1, Cl. B, 1.87%, 9/15/15[2]	1,775,000	1,773,458
Series 2012-1, Cl. C, 2.52%, 3/15/16[2]	1,280,000	1,277,955
Series 2012-1, Cl. D, 3.12%, 3/15/18[2]	895,000	893,462
Series 2013-1, Cl. B, 1.74%, 4/15/16[2]	1,575,000	1,569,693
Series 2013-1, Cl. C, 2.22%, 12/15/17[2]	1,005,000	1,001,208
Series 2013-1, Cl. D, 2.90%, 12/15/17[2]	175,000	173,877

Westlake Automobile Receivables Trust, Series 2012-1A, Cl. A2, 1.03%, 3/15/16[2]	895,754	896,678

Wheels SPV LLC, Series 2012-1, Cl. A2, 1.19%, 3/20/21[2]	1,289,773	1,294,516

		160,297,290

Credit Card—0.4%
MBNA Credit Card Master Note Trust, Series 2003-C7, Cl. C7, 1.543%, 3/15/16[1]	2,900,000	2,905,477

OPPENHEIMER CORE BOND FUND      11

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Credit Card Continued
World Financial Network Credit Card Master Trust, Series 2012-B, Cl. A, 1.76%, 5/17/21	$1,240,000	$1,234,546

		4,140,023

Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	780,508	771,266

Receivables: Other—0.2%
AmeriCredit Automobile Receivables Trust, Series 2010-1, Cl. D, 6.65%, 7/17/17	1,995,000	2,093,150

Total Asset-Backed Securities (Cost $167,665,280)		167,301,729

Mortgage-Backed Obligations—42.0%

Government Agency—28.5%

FHLMC/FNMA/FHLB/Sponsored—28.2%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	4,715,687	5,132,922
6.00%, 5/1/18-11/1/37	1,045,484	1,137,319
6.50%, 4/1/18-4/1/34	1,232,496	1,349,285
7.00%, 7/1/21-10/1/37	5,935,708	6,916,404
8.00%, 4/1/16	78,900	83,076
9.00%, 8/1/22-5/1/25	36,963	41,391

Federal Home Loan Mortgage Corp. Non Gold Pool:
9.00%, 3/1/17	284	286
12.50%, 4/1/14	4	4

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 16.336%, 4/1/27[4]	667,776	83,019
Series 192, Cl. IO, 10.487%, 2/1/28[4]	77,022	12,436
Series 206, Cl. IO, 0%, 12/1/29[4,5]	123,003	18,885
Series 243, Cl. 6, 0%, 12/15/32[4,5]	585,829	95,873

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 3.725%, 6/1/26[6]	90,848	84,079

Federal Home Loan Mortgage Corp., Real Estate Investment Conduit
Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	9,422	10,509
Series 1590, Cl. IA, 1.30%, 10/15/23[1]	1,576,187	1,613,146
Series 2034, Cl. Z, 6.50%, 2/15/28	12,054	13,590
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,632,320	1,858,359
Series 2046, Cl. G, 6.50%, 4/15/28	948,002	1,069,278
Series 2053, Cl. Z, 6.50%, 4/15/28	12,641	14,255
Series 2063, Cl. PG, 6.50%, 6/15/28	782,359	882,846
Series 2145, Cl. MZ, 6.50%, 4/15/29	302,833	342,275
Series 2148, Cl. ZA, 6.00%, 4/15/29	458,565	513,378
Series 2195, Cl. LH, 6.50%, 10/15/29	733,905	829,429
Series 2326, Cl. ZP, 6.50%, 6/15/31	208,854	237,479
Series 2341, Cl. FP, 1.093%, 7/15/31[1]	341,699	349,616
Series 2399, Cl. PG, 6.00%, 1/15/17	197,976	210,306
Series 2423, Cl. MC, 7.00%, 3/15/32	1,162,278	1,348,353
Series 2453, Cl. BD, 6.00%, 5/15/17	202,795	216,495
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,748,959	1,986,168
Series 2463, Cl. F, 1.193%, 6/15/32[1]	1,741,103	1,787,462
Series 2500, Cl. FD, 0.693%, 3/15/32[1]	124,545	125,869
Series 2526, Cl. FE, 0.593%, 6/15/29[1]	155,881	156,882

12      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2551, Cl. FD, 0.593%, 1/15/33[1]	$325,218	$327,486
Series 2676, Cl. KY, 5.00%, 9/15/23	2,258,143	2,479,499
Series 3025, Cl. SJ, 24.044%, 8/15/35[1]	321,865	478,288
Series 3030, Cl. FL, 0.593%, 9/15/35[1]	823,060	828,952
Series 3822, Cl. JA, 5.00%, 6/15/40	2,111,846	2,216,099
Series 3848, Cl. WL, 4.00%, 4/15/40	2,474,165	2,622,247

Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 17.311%, 2/15/29[4]	876,734	199,789
Series 2130, Cl. SC, 54.189%, 3/15/29[4]	257,012	56,575
Series 2134, Cl. SB, 59.66%, 3/15/29[4]	254,613	47,182
Series 2422, Cl. SJ, 50.515%, 1/15/32[4]	884,068	201,171
Series 2493, Cl. S, 55.706%, 9/15/29[4]	66,608	13,656
Series 2601, Cl. GS, 0%, 11/15/17[4,5]	305,261	8,256
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,744,345	346,836
Series 2796, Cl. SD, 56.049%, 7/15/26[4]	402,680	79,267
Series 2802, Cl. AS, 0%, 4/15/33[4,5]	231,671	8,262
Series 2920, Cl. S, 56.039%, 1/15/35[4]	1,603,398	315,505
Series 2922, Cl. SE, 8.574%, 2/15/35[4]	1,292,318	229,851
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	3,048,090	572,308
Series 3005, Cl. WI, 0% , 7/15/35[4,5]	1,190,470	86,697
Series 3201, Cl. SG, 6.227%, 8/15/36[4]	3,701,874	725,954
Series 3397, Cl. GS, 16.715%, 12/15/37[4]	678,240	123,525
Series 3424, Cl. EI, 0%, 4/15/38[4,5]	681,300	107,939
Series 3450, Cl. BI, 12.967%, 5/15/38[4]	7,102,542	1,323,596
Series 3606, Cl. SN, 5.382%, 12/15/39[4]	2,025,770	299,853
Series 3662, Cl. SM, 10.424%, 10/15/32[4]	6,703,123	744,145
Series 3736, Cl. SN, 10.344%, 10/15/40[4]	14,200,550	2,056,012

Federal National Mortgage Assn. Pool:
2.50%, 6/18/27[7]	15,240,000	15,332,868
3.00%, 7/1/27-8/1/43[7]	32,175,000	31,934,747
3.50%, 7/17/27-8/1/43[7]	33,780,000	34,428,303
4.00%, 7/1/417	41,315,000	43,038,608
4.50%, 7/1/22-7/1/39[7]	56,290,000	59,591,151
5.00%, 7/1/377	1,185,000	1,275,449
5.50%, 12/1/18-5/1/36	3,499,703	3,830,737
6.00%, 5/1/20	299,724	319,272
6.50%, 6/1/17-11/1/31	7,150,173	7,995,086
7.00%, 9/1/14-4/1/34	3,340,752	3,843,201
7.50%, 1/1/33-8/1/33	4,013,607	4,760,878
8.50%, 7/1/32	16,509	19,294

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 23.957%, 6/1/23[4]	666,648	101,081
Series 247, Cl. 2, 45.734%, 10/1/23[4]	71,192	11,950
Series 252, Cl. 2, 42.723%, 11/1/23[4]	682,656	118,970
Series 254, Cl. 2, 36.422%, 1/1/24[4]	1,217,492	199,991
Series 301, Cl. 2, 2.857%, 4/1/29[4]	334,067	57,627
Series 303, Cl. IO, 10.668%, 11/1/29[4]	59,371	9,402
Series 319, Cl. 2, 3.32%, 2/1/32[4]	269,126	46,561

OPPENHEIMER CORE BOND FUND      13

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 320, Cl. 2, 9.382%, 4/1/32[4]	$4,509,497	$656,690
Series 321, Cl. 2, 6.441%, 4/1/32[4]	811,836	139,357
Series 324, Cl. 2, 1.293%, 7/1/32[4]	370,760	62,720
Series 331, Cl. 9, 2.14%, 2/1/33[4]	2,679,496	469,118
Series 334, Cl. 14, 0% , 2/1/33[4,5]	2,363,703	520,665
Series 334, Cl. 15, 0.505%, 2/1/33[4]	1,767,349	361,556
Series 334, Cl. 17, 12.895%, 2/1/33[4]	92,036	16,897
Series 339, Cl. 12, 0%, 6/25/33[4,5]	2,198,739	377,728
Series 339, Cl. 7, 0%, 8/1/33[4,5]	2,276,574	360,885
Series 343, Cl. 13, 0%, 9/1/33[4,5]	2,274,227	355,845
Series 343, Cl. 18, 0%, 5/1/34[4,5]	1,498,049	260,720
Series 345, Cl. 9, 0%, 1/1/34[4,5]	977,465	150,837
Series 351, Cl. 10, 0%, 4/1/34[4,5]	919,164	141,773
Series 351, Cl. 8, 0%, 4/1/34[4,5]	1,517,592	235,337
Series 356, Cl. 10, 0%, 6/1/35[4,5]	1,139,921	174,881
Series 356, Cl. 12, 0%, 2/1/35[4,5]	566,377	87,566
Series 362, Cl. 13, 0%, 8/1/35[4,5]	1,413,065	225,560
Series 364, Cl. 16, 0%, 9/1/35[4,5]	1,905,066	307,171
Series 365, Cl. 16, 0%, 3/1/36[4,5]	1,499,917	229,294

Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	286,496	317,721
Series 1993-87, Cl. Z, 6.50%, 6/25/23	220,831	249,469
Series 1996-35, Cl. Z, 7.00%, 7/25/26	74,637	84,892
Series 1998-58, Cl. PC, 6.50%, 10/25/28	417,708	473,051
Series 1998-61, Cl. PL, 6.00%, 11/25/28	555,164	620,934
Series 1999-54, Cl. LH, 6.50%, 11/25/29	848,570	949,351
Series 1999-60, Cl. PG, 7.50%, 12/25/29	3,591,615	4,163,822
Series 2001-51, Cl. OD, 6.50%, 10/25/31	887,504	989,184
Series 2002-10, Cl. FB, 0.693%, 3/25/17[1]	64,747	65,200
Series 2002-16, Cl. PG, 6.00%, 4/25/17	362,578	387,103
Series 2002-2, Cl. UC, 6.00%, 2/25/17	229,215	243,466
Series 2002-56, Cl. FN, 1.193%, 7/25/32[1]	487,799	500,761
Series 2003-130, Cl. CS, 13.714%, 12/25/33[1]	2,677,151	3,258,382
Series 2003-21, Cl. FK, 0.593%, 3/25/33[1]	152,457	153,522
Series 2003-28, Cl. KG, 5.50%, 4/25/23	1,152,594	1,266,592
Series 2004-101, Cl. BG, 5.00%, 1/25/20	927,103	983,664
Series 2005-104, Cl. MC, 5.50%, 12/25/25	3,862,414	4,245,291
Series 2005-109, Cl. AH, 5.50%, 12/25/25	10,000,000	11,095,695
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,896,879
Series 2005-71, Cl. DB, 4.50%, 8/25/25	916,621	997,221
Series 2005-73, Cl. DF, 0.443%, 8/25/35[1]	2,028,728	2,033,356
Series 2006-50, Cl. SK, 23.492%, 6/25/36[1]	893,144	1,387,505
Series 2007-109, Cl. NF, 0.743%, 12/25/37[1]	2,685,813	2,721,372
Series 2009-36, Cl. FA, 1.133%, 6/25/37[1]	1,791,639	1,817,814
Series 2009-37, Cl. HA, 4.00%, 4/25/19	2,305,388	2,445,834
Series 2009-70, Cl. PA, 5.00%, 8/25/35	118,295	118,355
Series 2011-15, Cl. DA, 4.00%, 3/25/41	914,419	966,392
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,738,172	2,993,016

14      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 45.053%, 3/17/31[4]	$372,588	$63,577
Series 2001-61, Cl. SE, 32.273%, 11/18/31[4]	402,915	82,714
Series 2001-65, Cl. S, 28.892%, 11/25/31[4]	861,905	185,869
Series 2001-81, Cl. S, 28.768%, 1/25/32[4]	123,170	25,590
Series 2002-12, Cl. SB, 43.623%, 7/25/31[4]	196,754	39,663
Series 2002-2, Cl. SW, 45.88%, 2/25/32[4]	245,171	47,555
Series 2002-38, Cl. SO, 46.87%, 4/25/32[4]	122,109	22,544
Series 2002-41, Cl. S, 60.029%, 7/25/32[4]	1,238,546	246,688
Series 2002-47, Cl. NS, 34.643%, 4/25/32[4]	395,512	79,819
Series 2002-5, Cl. SD, 50.574%, 2/25/32[4]	221,974	43,322
Series 2002-51, Cl. S, 34.828%, 8/25/32[4]	363,156	72,689
Series 2002-52, Cl. SD, 37.182%, 9/25/32[4]	486,632	110,489
Series 2002-60, Cl. SM, 26.565%, 8/25/32[4]	1,280,367	223,514
Series 2002-60, Cl. SY, 2.817%, 4/25/32[4]	1,151,012	31,603
Series 2002-64, Cl. SD, 12.253%, 4/25/27[4]	504,560	104,214
Series 2002-7, Cl. SK, 27.467%, 1/25/32[4]	747,732	133,671
Series 2002-75, Cl. SA, 30.591%, 11/25/32[4]	703,720	145,059
Series 2002-77, Cl. BS, 26.516%, 12/18/32[4]	1,406,910	312,402
Series 2002-77, Cl. IS, 42.563%, 12/18/32[4]	208,038	48,966
Series 2002-77, Cl. SA, 24.036%, 12/18/32[4]	1,217,864	228,214
Series 2002-77, Cl. SH, 39.642%, 12/18/32[4]	192,251	45,692
Series 2002-84, Cl. SA, 36.137%, 12/25/32[4]	194,250	37,085
Series 2002-89, Cl. S, 52.174%, 1/25/33[4]	1,790,291	376,743
Series 2002-9, Cl. MS, 30.265%, 3/25/32[4]	11,170	2,776
Series 2002-90, Cl. SN, 31.498%, 8/25/32[4]	1,164,964	203,358
Series 2002-90, Cl. SY, 37.003%, 9/25/32[4]	617,509	115,005
Series 2003-14, Cl. OI, 10.735%, 3/25/33[4]	2,874,386	417,596
Series 2003-26, Cl. IK, 8.291%, 4/25/33[4]	1,030,088	182,245
Series 2003-33, Cl. SP, 26.132%, 5/25/33[4]	1,175,163	293,425
Series 2003-4, Cl. S, 30.559%, 2/25/33[4]	372,491	72,852
Series 2003-52, Cl. NS, 45.118%, 6/25/23[4]	5,419,156	706,395
Series 2004-54, Cl. DS, 41.766%, 11/25/30[4]	99,678	17,584
Series 2004-56, Cl. SE, 11.442%, 10/25/33[4]	1,580,163	280,157
Series 2005-12, Cl. SC, 11.336%, 3/25/35[4]	639,390	124,642
Series 2005-40, Cl. SA, 50.577%, 5/25/35[4]	922,396	166,762
Series 2005-52, Cl. JH, 7.373%, 5/25/35[4]	1,640,268	337,099
Series 2005-6, Cl. SE, 60.849%, 2/25/35[4]	1,370,630	222,824
Series 2005-71, Cl. SA, 57.988%, 8/25/25[4]	1,494,359	210,145
Series 2005-93, Cl. SI, 11.91%, 10/25/35[4]	1,341,316	236,389
Series 2006-53, Cl. US, 15.751%, 6/25/36[4]	107,381	15,029
Series 2007-75, Cl. BI, 5.745%, 8/25/37[4]	7,902,139	1,441,994
Series 2008-46, Cl. EI, 15.663%, 6/25/38[4]	7,267,953	1,085,448
Series 2008-55, Cl. SA, 17.01%, 7/25/38[4]	1,799,241	186,353
Series 2009-8, Cl. BS, 0%, 2/25/24[4,5]	3,289,681	286,038
Series 2012-40, Cl. PI, 0%, 4/25/41[4,5]	4,142,187	828,983

Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.416%, 9/25/236	214,270	199,134

		315,835,159

OPPENHEIMER CORE BOND FUND      15

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

GNMA/Guaranteed—0.3%
Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	$53,866	$57,376
10.50%, 12/15/17	5,436	5,571

Government National Mortgage Assn. II Pool:
1.75%, 7/20/25-7/20/27[1]	11,343	11,857
11.00%, 10/20/19	5,878	6,187

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 68.33%, 1/16/27[4]	539,005	108,536
Series 2002-15, Cl. SM, 65.07%, 2/16/32[4]	589,222	127,272
Series 2002-41, Cl. GS, 41.077%, 6/16/32[4]	409,603	79,983
Series 2002-76, Cl. SY, 66.871%, 12/16/26[4]	296,356	66,202
Series 2007-17, Cl. AI, 18.246%, 4/16/37[4]	3,100,678	592,019
Series 2011-52, Cl. HS, 10.51%, 4/16/41[4]	9,357,651	2,213,553

		3,268,556

Non-Agency—13.5%

Commercial—8.2%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1997-D4, Cl. PS1, 0%, 4/14/29[4,5]	1,869,613	93,502

Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-6, Cl. AM, 5.39%, 10/10/45	2,820,000	3,000,328

Bear Stearns ARM Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. 22A1, 5.252%, 6/25/47[1]	2,058,928	1,787,478

Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[3,4,5]	813,492	39,535

CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	210,944	212,564

Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2006-J2, Cl. A7, 6%, 4/25/36	148,447	137,532

Countrywide Home Loans, Collateralized Mtg. Obligations, Series 2007-J3, Cl. A9, 6%, 7/25/37	779,715	639,232

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.339%, 12/10/49[1]	2,940,000	3,243,330
Series 20113-GCJ11, 4.459%, 4/10/23[2]	1,080,000	908,181

Commercial Mortgage Trust:
Series 2012-CR4, Cl. D, 4.731%, 10/15/45[1,2]	320,000	274,649
Series 2012-CR5, Cl. E, 4.479%, 12/10/45[1,2]	510,000	428,328
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[1,2]	1,180,000	967,786

Commercial Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[2,4,5]	24,626,639	1,214,672
Series 2012-CR5, Cl. XA, 2.836%, 12/10/45[4]	17,433,164	1,968,178

Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,999,410	1,511,480
Series 2006-C1, Cl. AJ, 5.569%, 2/15/39[1]	1,890,000	2,020,852

Credit Suisse First Boston Mortgage Securities Corp., Collateralized Mtg. Obligations, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[1]	2,750,000	2,911,455

DBUBS Mortgage Trust, Collateralized Mtg. Obligations, Series 2011-LC1A, Cl. E, 5.728%, 11/10/46[1,2]	490,000	471,694

EverBank Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,2]	1,066,831	1,043,431

16      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial Continued
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	$1,728,941	$1,760,485
Series 2005-FA8, Cl. 1A6, 0.843%, 11/25/35[1]	2,109,731	1,535,633
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	87,595	77,068
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,854,156	1,426,497
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[1]	2,393,541	2,052,390

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.742%, 11/25/45[1,2]	605,000	478,861
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	420,000	330,942
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	650,000	504,793
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	650,000	507,099
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,2]	1,080,000	925,075

GE Capital Commercial Mortgage Corp., Collateralized Mtg. Obligations, Series 2005-C4, Cl. AJ, 5.471%, 11/10/45[1]	2,595,000	2,506,470

GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[1]	2,739,112	2,936,076
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[2]	1,151,772	1,169,297

GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005- AR4, Cl. 6A1, 5.25%, 7/25/35[1]	1,510,459	1,487,797

IndyMac Index Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR23, Cl. 6A1, 4.814%, 11/25/35[1]	3,115,248	2,563,617

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	2,800,000	2,550,447
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49[3]	94,750	96,247
Series 2007-LDPX, Cl. A3S, 5.317%, 1/15/49	3,980,000	4,051,668
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[2]	1,224,411	1,233,785

JP Morgan Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	2,690,104	2,469,527

JPMorgan Resecuritization Trust, Collateralized Mtg. Obligations, Series 2009-5, Cl. 1A2, 2.613%, 7/26/36[1,2]	2,789,074	2,109,328

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,5]	910,242	18,095

Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	62,306	54,715

Merrill Lynch Mortgage Trust, Collateralized Mtg. Obligations, Series 2006- C2, Cl. AM, 5.782%, 8/12/43[1]	2,800,000	3,026,082

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.82%, 11/15/45[1,2]	950,000	819,965
Series 2013-C7, Cl. D, 4.444%, 2/15/46[1,2]	1,150,000	958,740
Series 2013-C8, Cl. D, 4.312%, 12/15/48[1,2]	830,000	681,251

Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	3,575,000	3,841,352
Series 2007-IQ15, Cl. AM, 6.09%, 6/11/49[1]	3,115,000	3,364,483

Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012- R3, Cl. 1B, 2.379%, 11/26/36[1,3]	2,371,432	1,334,254

Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.- Backed Security, Collateralized Mtg. Obligations, Series 1999-C1, Cl. X, 99.999%, 5/18/32[4]	11,554,089	6,228

Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.221%, 5/25/36[1]	1,497,792	1,247,299
Series 2007-6, Cl. 3A1, 4.627%, 7/25/37[1]	3,011,328	2,431,178

OPPENHEIMER CORE BOND FUND      17

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Continued
UBS-Barclays Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,2]	$460,000	$408,146

Wachovia Bank Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-C28, Cl. AM, 5.603%, 10/15/48[1]	2,970,000	3,223,136

WaMu Mortgage Pass-Through Certificates Trust, Collateralized Mtg. Obligations, Series 2005-AR14, Cl. 1A4, 2.514%, 12/25/35[1]	1,691,708	1,536,735

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[1]	269,583	249,729
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	2,595,738	2,707,262
Series 2007-AR3, Cl. A4, 5.696%, 4/25/37[1]	819,681	770,961
Series 2007-AR8, Cl. A1, 5.98%, 11/25/37[1]	2,281,061	2,007,544

WFRBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.61%, 12/15/45[1,2]	480,000	398,118
Series 2012-C7, Cl. E, 5.005%, 6/15/45[1,2]	840,000	732,548
Series 2012-C8, Cl. E, 5.042%, 8/15/45[1,2]	935,000	817,036
Series 2013-C11, Cl. D, 4.325%, 3/15/45[1,2]	481,000	390,055

WFRBS Commercial Mortgage Trust, Interest-Only, Collateralized Mtg. Obligations, Series 2011-C3, Cl. XA, 2.866%, 3/15/44[2,4]	27,990,986	2,058,303

		88,730,524

Multi-Family—1.1%
Citigroup Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-AR3, Cl. 1A2A, 5.531%, 6/25/36[1]	1,938,599	1,783,298

Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	417,812	388,490
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	1,328,370	1,146,631
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	812,730	676,756

Countrywide Home Loans, Collateralized Mtg. Obligations, Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	3,012,473	2,643,796

JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.925%, 5/25/37[1]	448,976	423,373

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.641%, 3/25/36[1]	3,676,501	3,548,765
Series 2006-AR6, Cl. 3A1, 2.77%, 3/25/36[1]	2,130,715	2,022,794

		12,633,903

Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.- Backed Security, Collateralized Mtg. Obligations, Series 1987-3, Cl. B, 0%, 10/23/17[4,5]	61	1

Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.- Backed Security, Collateralized Mtg. Obligations, Series 1987-3, Cl. A, 5.68%, 10/23/17[6]	90	90

		91

Residential—4.2%
Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. AM, 6.002%, 2/10/51[1]	3,075,000	3,337,331

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	1,616,839	1,413,349
Series 2007-C, Cl. 1A4, 5.419%, 5/20/36[1]	790,961	755,959

Banc of America Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-1, Cl. 1A24, 6%, 3/25/37	2,252,347	2,191,344

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.303%, 7/25/36[1]	1,129,767	1,087,883

18      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Residential Continued
CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[1]	$1,215,000	$1,229,941

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.753%, 2/25/33[1]	402,182	368,758

Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	3,079,584	2,792,084
Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	2,067,855	1,607,098
Series 2007-19, Cl. 1A34, 6.00%, 8/25/37	3,411,760	2,621,990

Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.148%, 5/25/36[1]	1,793,106	1,766,061
Series 2006-25, Cl. 2A2, 0.313%, 6/25/47[1]	575,485	571,571

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	1,419,321	1,351,592
Series 2005-29, Cl. A1, 5.75%, 12/25/35	1,565,657	1,436,877
Series 2006-17, Cl. A2, 6.00%, 12/25/36	5,030,001	4,517,366
Series 2006-6, Cl. A3, 6.00%, 4/25/36	1,027,112	957,691
Series 2007-15, Cl. 1A29, 6.25%, 9/25/37	1,815,862	1,701,082

Credit Suisse Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-3, Cl. 2A10, 6%, 4/25/37	1,172,390	1,014,693

GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	1,069,959	1,042,593

JP Morgan Alternative Loan Trust, Series 2006-S4, Cl. A6, 5.71%, 12/25/36[1]	2,707,180	2,527,012

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.705%, 12/25/34[1]	931,935	933,383

NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[3,8]	1,750,658	118,169

RALI Trust, Mtg. Pass-Through Certificates:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	191,670	196,545
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	266,878	206,665
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,359,122	1,072,612

Residential Asset Securitization Trust:
Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	566,963	508,914
Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	660,827	636,857

WaMu Mortgage Pass Through Certificates Trust, Collateralized Mtg.
Obligations, Series 2007-HY6, Cl. 2A1, 4.638%, 6/25/37[1]	813,513	659,958

WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18,
Cl. 3A1, 4.484%, 1/25/37[1]	1,055,313	904,719

WaMu Mortgage-Pass Through Certificates Trust, Collateralized Mtg.
Obligations, Series 2007-HY5, Cl. 3A1, 4.981%, 5/25/37[1]	1,670,609	1,611,065

Wells Fargo Alternative Loan Trust, Collateralized Mtg. Obligations, Series
2007-PA5, Cl. 1A1, 6.25%, 11/25/37	2,453,187	2,293,389

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	984,989	1,013,330
Series 2006-AR14, Cl. 1A2, 5.626%, 10/25/36[1]	1,718,423	1,618,959

		46,066,840

Total Mortgage-Backed Obligations (Cost $458,179,573)		466,535,073

Corporate Bonds and Notes—41.7%

Consumer Discretionary—5.8%

Auto Components—0.3%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	2,745,000	2,930,287

OPPENHEIMER CORE BOND FUND      19

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Automobiles—1.3%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	$2,756,000	$2,763,130
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,581,000	2,244,463

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	6,232,000	6,802,172

General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[2]	2,382,000	2,224,192

		14,033,957

Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.:
2.60% Sr. Unsec. Nts., 5/15/18	915,000	896,248
3.875% Sr. Unsec. Nts., 5/15/23	915,000	859,308

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	1,788,000	2,161,408

		3,916,964

Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	2,959,000	3,118,046

Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/182	2,990,000	2,847,975

		5,966,021

Media—1.7%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,751,000	2,480,689

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,750,000	1,686,541

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	933,000	836,087

Historic TW, Inc., 9.15% Debs., 2/1/23	400,000	543,762

Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	2,269,000	2,411,039
10.00% Sr. Unsec. Nts., 7/15/17	2,881,000	3,040,031

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	3,115,000	3,005,975

News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	1,048,000	1,169,000

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	1,542,000	1,823,540

WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	880,000	815,801

		17,812,465

Multiline Retail—0.7%
Dollar General Corp., 4.125% Nts., 7/15/17	3,080,000	3,250,743

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	4,350,000	4,560,436

		7,811,179

Specialty Retail—0.3%
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[2]	2,956,000	2,815,590

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	2,511,000	2,689,909

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,925,000	2,822,625

		5,512,534

Consumer Staples—2.6%

Beverages—1.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,259,674

Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	3,180,000	3,208,658

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	2,863,000	2,687,641

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	2,875,000	3,017,051

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	1,406,000	1,404,924

		13,577,948

20      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Food & Staples Retailing—0.4%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	$1,462,000	$1,394,893

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	2,613,000	2,742,534

Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	1,373,000	1,257,783

		5,395,210

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	2,275,000	2,446,801
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	397,000	409,313
8.50% Sr. Unsec. Nts., 6/15/19	1,956,000	2,416,043

		5,272,157

Personal Products—0.2%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	2,481,000	2,510,422

Tobacco—0.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,495,000	2,258,526

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	2,824,000	2,609,416

		4,867,942

Energy—6.6%

Energy Equipment & Services—0.8%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	3,172,000	3,371,611

Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	2,633,000	2,747,801

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	2,123,000	2,193,343

Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	1,525,000	1,509,572

		9,822,327

Oil, Gas & Consumable Fuels—5.8%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	1,085,000	1,222,728
7.625% Sr. Unsec. Nts., 3/15/14	2,092,000	2,189,404

Apache Corp., 4.25% Sr. Unsec. Unsub. Nts., 1/15/44	735,000	659,194

Buckeye Partners LP, 4.15% Sr. Unsec. Nts., 7/1/23	1,605,000	1,563,792

Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[2]	2,907,000	2,922,864
6.00% Sr. Unsec. Nts., 4/1/42[2]	1,226,000	1,267,862

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	2,650,000	2,756,000

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	998,000	841,068

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	2,770,000	2,742,300

Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23[2]	2,929,000	2,852,114

Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	4,695,000	5,246,662

DCP Midstream LLC, 5.85% Jr. Sub. Nts., 5/21/43[1,2]	2,891,000	2,789,815

DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	2,750,000	2,716,406
3.875% Sr. Unsec. Nts., 3/15/23	1,425,000	1,338,350

El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Unsub. Nts., 11/1/42	2,106,000	1,878,047

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	2,264,000	2,397,854

EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	1,463,000	1,520,996

OPPENHEIMER CORE BOND FUND      21

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	$2,266,000	$2,347,750
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	884,000	936,628
8.50% Sr. Unsec. Nts., 4/15/14	2,216,000	2,344,699

NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	2,670,000	2,497,828

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	2,789,000	2,886,615

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	2,768,000	2,902,940

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	3,097,000	3,081,515

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	1,556,000	1,551,338

Talisman Energy, Inc.:
5.125% Sr. Unsec. Nts., 5/15/15	2,167,000	2,316,542
6.25% Sr. Unsec. Unsub. Nts., 2/1/38	815,000	878,938

Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	1,502,000	1,397,414

Woodside Finance Ltd.:
4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	2,232,000	2,350,501
5.00% Sr. Unsec. Nts., 11/15/13[2]	2,979,000	3,022,771

		65,420,935

Financials—13.2%

Capital Markets—3.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	3,819,000	4,471,759

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	1,421,000	1,349,241

Deutsche Bank AG, 4.296% Sub. Nts., 5/24/28[1]	2,886,000	2,668,445

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	2,839,000	2,737,733

Goldman Sachs Group, Inc. (The), 6.25% Sr. Unsec. Nts., 2/1/41	2,816,000	3,199,131

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	4,420,000	4,681,836

Morgan Stanley, 6.375% Sr. Unsec. Nts., 7/24/42	1,837,000	2,058,680

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	5,428,000	5,370,670

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	2,772,000	2,923,714

UBS AG (Stamford, CT), 2.25% Sr. Unsec. Nts., 8/12/13	714,000	715,442

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,9]	3,313,000	3,424,814

		33,601,465

Commercial Banks—3.6%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	2,723,000	2,826,292

Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	2,737,000	2,768,144

BPCE SA, 1.70% Sr. Unsec. Nts., 4/25/16	4,648,000	4,617,514

Fifth Third Capital Trust IV, 6.50% Jr. Sub. Nts., 4/15/37[1]	5,277,000	5,277,000

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	7,750,000	7,831,375

LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[2]	2,555,000	2,662,310

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	2,530,000	2,700,003

PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds[1,9]	3,014,000	2,818,090

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U1,9	2,900,000	2,624,500

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K1,9	3,481,000	3,940,057

		38,065,285

Consumer Finance—0.3%
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	3,310,000	3,112,598

Diversified Financial Services—2.4%
Bank of America Corp., 5.20% Jr. Sub. Perpetual Bonds[1,9]	2,886,000	2,727,270

22      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Diversified Financial Services Continued
Citigroup, Inc.:
3.375% Sr. Unsec. Unsub. Nts., 3/1/23	$2,151,000	$2,060,617
Series D, 5.95% Jr. Sub. Perpetual Bonds[1,9]	2,880,000	2,869,488

ING US, Inc.:
5.50% Sr. Unsec. Nts., 7/15/22[2]	1,737,000	1,850,051
5.65% Unsec. Sub. Nts., 5/15/53[1,2]	2,377,000	2,240,322

Jefferies Group LLC, 5.125% Sr. Unsec. Nts., 1/20/23	1,495,000	1,485,419

JPMorgan Chase & Co.:
Series 1, 7.90% Jr. Sub. Perpetual Bonds[1,9]	5,394,000	6,101,407
Series Q, 5.15% Jr. Sub. Perpetual Bonds[1,9]	817,000	782,277

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	2,412,000	2,769,536

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,2,9]	4,537,000	4,559,685

		27,446,072

Insurance—2.5%
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	2,298,000	2,589,428
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	1,534,000	1,737,866

Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[2]	2,825,000	2,971,075

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	2,260,000	2,186,740

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[1]	5,125,000	5,046,485

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	667,000	696,686

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[1]	1,994,000	1,891,808

QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[2]	3,455,000	3,389,638

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,9]	4,962,000	5,148,075

		25,657,801

Real Estate Investment Trusts (REITs)—1.4%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,185,000	1,246,621
7.00% Sr. Unsec. Nts., 10/15/17	2,465,000	2,857,768

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20[2]	1,080,000	1,058,400

Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	2,830,000	2,931,164

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,981,000	1,819,531

National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	2,147,000	2,247,140

WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[2]	2,683,000	2,850,602

		15,011,226

Health Care—1.4%

Biotechnology—0.7%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	2,732,000	2,734,860

Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	3,363,000	3,193,892

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,531,000	1,710,882

		7,639,634

Health Care Providers & Services—0.4%
Cardinal Health, Inc.:
1.70% Sr. Unsec. Nts., 3/15/18	970,000	941,830
3.20% Sr. Unsec. Nts., 3/15/23	1,455,000	1,359,791

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	1,440,000	1,691,873

		3,993,494

OPPENHEIMER CORE BOND FUND      23

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Pharmaceuticals—0.3%
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[2]	$994,000	$983,339

Zoetis, Inc.:
1.875% Sr. Unsec. Nts., 2/1/18[2]	987,000	966,926
4.70% Sr. Unsec. Nts., 2/1/43[2]	1,482,000	1,390,857

		3,341,122

Industrials—3.4%

Aerospace & Defense—0.5%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	2,166,000	2,166,000

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,933,000	3,167,640

		5,333,640

Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	2,192,000	2,126,891

Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	3,175,000	3,238,500

Industrial Conglomerates—0.9%
General Electric Capital Corp.:
5.25% Jr. Sub. Perpetual Bonds[1,9]	2,972,000	2,845,690
6.375% Unsec. Sub. Nts., 11/15/67[1]	6,149,000	6,410,332

		9,256,022

Machinery—0.6%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	3,214,000	3,438,980

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[2]	2,303,000	2,291,771

National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[1]	1,518,000	1,480,050

		7,210,801

Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20[2]	2,760,000	2,663,400

Road & Rail—0.5%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[2]	1,151,000	1,042,341

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[2]	2,909,000	2,951,204
4.25% Sr. Unsec. Nts., 1/17/23[2]	1,512,000	1,496,705

		5,490,250

Trading Companies & Distributors—0.2%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,660,000	2,699,900

Information Technology—1.7%

Computers & Peripherals—0.7%
Apple, Inc., 3.85% Sr. Unsec. Unsub. Nts., 5/4/43	744,000	664,433

Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	5,095,000	5,196,187
4.75% Sr. Unsec. Nts., 6/2/14	1,425,000	1,469,858

		7,330,478

Electronic Equipment, Instruments, & Components—0.7%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	848,000	888,872

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	3,515,000	3,607,525

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	3,275,000	3,266,138

		7,762,535

IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	1,429,000	1,292,462

24      OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Office Electronics—0.2%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	$2,652,000	$2,771,353

Materials—2.6%

Chemicals—0.6%
Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	521,000	568,082

CF Industries, Inc., 4.95% Sr. Unsec. Nts., 6/1/43	1,182,000	1,127,868

Dow Chemical Co., 8.55% Sr. Unsec. Nts., 5/15/19	1,730,000	2,209,034

Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	1,082,000	1,029,014

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,502,000	1,403,183

Sherwin-Williams Co., 4% Sr. Unsec. Unsub. Nts., 12/15/42	1,597,000	1,449,244

		7,786,425

Containers & Packaging—0.5%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	2,937,000	3,127,905

Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	2,837,000	2,778,932

		5,906,837

Metals & Mining—1.2%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,722,000	1,831,304

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	951,000	928,273

Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	2,613,000	2,498,182

Freeport-McMoRan Copper & Gold, Inc., 3.875% Sr. Unsec. Nts., 3/15/23[2]	2,900,000	2,628,403

Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	2,070,000	2,187,371
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	2,552,000	2,780,238

		12,853,771

Paper & Forest Products—0.3%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[2]	2,074,000	2,020,209

International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	1,333,000	1,424,397

		3,444,606

Telecommunication Services—2.5%

Diversified Telecommunication Services—2.1%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	3,576,000	3,992,379

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,780,000	2,688,389

CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	2,918,000	2,961,770

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	2,863,000	3,170,772

MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[2]	2,930,000	2,992,263

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	2,509,000	2,560,690

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,850,000	2,042,063

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	2,135,000	2,496,577

		22,904,903

Wireless Telecommunication Services—0.4%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	2,285,000	1,960,932

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts.,
4/15/23	1,573,000	1,485,356

Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	1,538,000	1,384,720

		4,831,008

Utilities—1.9%
Electric Utilities—1.5%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	3,002,000	3,176,978

Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,2,9]	2,372,000	2,271,818

OPPENHEIMER CORE BOND FUND      25

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities Continued
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	$1,525,000	$1,527,147

FirstEnergy Corp., 2.75% Sr. Unsec. Nts., 3/15/18	1,536,000	1,496,442

Great Plains Energy, Inc., 2.766% Sr. Unsec. Nts., 8/15/13	2,763,000	2,768,951

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43[7]	1,214,000	1,231,434

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	2,180,000	2,088,429

PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	2,845,000	3,123,432

		17,684,631

Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	2,889,000	2,953,728

Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,051,000	1,136,915

Total Corporate Bonds and Notes (Cost $460,118,796)		462,213,691

U.S. Government Obligations—4.1%

Federal Home Loan Mortgage Corp. Nts.:
0.875%, 3/7/18	3,755,000	3,637,776
1.375%, 5/1/20	3,524,000	3,342,768
2.375%, 1/13/22	5,830,000	5,673,080
5.25%, 4/18/16	2,650,000	2,984,597

Federal National Mortgage Assn. Nts., 0.875%, 5/21/18	3,484,000	3,371,160

U.S. Treasury Bonds, 7.50%, 11/15/1610	7,700,000	9,413,550

U.S. Treasury Nts., 5.125%, 5/15/16	14,830,000	16,727,202

Total U.S. Government Obligations (Cost $44,312,239)		45,150,133

	Shares

Investment Company—11.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[11,12] (Cost $131,040,512)	131,040,512	131,040,512

Total Investments, at Value (Cost $1,261,316,400)	114.9%	1,272,241,138

Liabilities in Excess of Other Assets	(14.9)	(164,555,024)

Net Assets	100.0%	$1,107,686,114

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $186,347,567 or 16.82% of the Fund’s net assets as of June 28, 2013.

26      OPPENHEIMER CORE BOND FUND

Footnotes to Statement of Investment Continued

3. Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $3,272,441, which represents 0.30% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$169,651	$39,535	$(130,116)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49	7/14/10	93,565	96,247	2,682
Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	61,041	54,715	(6,326)
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.379%, 11/26/36	10/24/12	1,165,210	1,334,254	169,044
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	1,703,335	118,169	(1,585,166)
Santander Drive Auto Receivables Trust, Series 2011- S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	503,167	503,961	794
Santander Drive Auto Receivables Trust, Series 2011- S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	1,120,356	1,125,560	5,204

		$4,816,325	$3,272,441	$(1,543,884)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $32,163,634 or 2.90% of the Fund’s net assets as of June 28, 2013.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $283,303 or 0.03% of the Fund’s net assets as of June 28, 2013.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See Note 1 of the accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

OPPENHEIMER CORE BOND FUND      27

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investment Continued

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,409,787. See Note 6 of the accompanying Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	225,847,537	179,257,865	274,064,890	131,040,512

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$131,040,512	$100,653

12. Rate shown is the 7-day yield as of June 28, 2013.

Futures Contracts as of June 28, 2013:

Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	Sell	90	9/19/13	$12,225,938	$(17,172)
U.S. Treasury Nts., 2 yr.	Sell	277	9/30/13	60,940,000	53,168
U.S. Treasury Nts., 5 yr.	Sell	560	9/30/13	67,786,253	1,325,372
U.S. Treasury Nts., 10 yr.	Buy	111	9/19/13	14,048,438	3,155
U.S. Treasury Ultra Bonds	Buy	329	9/19/13	48,465,813	(2,888,645)

					$(1,524,122)

Over-the-Counter Credit Default Swap Contracts as of June 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termi- nation Date	Premiums Received/ (Paid)	Value	Unrealized Depreciation

CDX.NA.IG.20
Deutsche Bank AG	Buy	$50,000	1.00%	6/20/18	$175,181	$(356,147)	$180,966

See accompanying Notes to Financial Statements.

28      OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,130,275,888)	$1,141,200,626
Affiliated companies (cost $131,040,512)	131,040,512

1,272,241,138

Cash used for collateral on OTC derivatives	1,487,807

Receivables and other assets:
Investments sold (including $105,868,596 sold on a when-issued or delayed delivery basis)	156,095,033
Shares of beneficial interest sold	20,565,252
Interest, dividends and principal paydowns	8,106,166
Variation margin receivable	404,726
Other	23,409

Total assets	1,458,923,531

Liabilities
Bank overdraft	11,286

Swaps, at value (premiums received $175,181)	356,147

Payables and other liabilities:
Investments purchased (including $288,389,688 purchased on a when-issued or delayed delivery basis)	338,755,317
Shares of beneficial interest redeemed	11,620,342
Dividends payable	138,159
Distribution and service plan fees	122,818
Transfer and shareholder servicing agent fees	116,242
Trustees’ compensation	48,638
Variation margin payable	13,947
Other	54,521

Total liabilities	351,237,417

Net Assets	$1,107,686,114

Composition of Net Assets
Par value of shares of beneficial interest	$164,491

Additional paid-in capital	1,566,685,328

Accumulated net investment income	861,146

Accumulated net realized loss on investments	(469,244,621)

Net unrealized appreciation on investments	9,219,770

Net Assets	$1,107,686,114

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER CORE BOND FUND      29

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $421,701,516 and 62,592,234 shares of beneficial interest outstanding)	$6.74
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.08

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,809,607 and 3,535,573 shares of beneficial interest outstanding)	$6.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $112,801,291 and 16,728,040 shares of beneficial interest outstanding)	$6.74

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $491,392,085 and 73,005,604 shares of beneficial interest outstanding)	$6.73

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $35,563,771 and 5,281,125 shares of beneficial interest outstanding)	$6.73

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $22,417,844 and 3,348,247 shares of beneficial interest outstanding)	$6.70

See accompanying Notes to Financial Statements.

30      OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 28, 20131 / Unaudited

Investment Income

Interest (net of foreign withholding taxes of $3,079)	$22,474,969

Fee income on when-issued securities	3,548,033

Dividend from affiliated companies	100,653

Other income	202,787

Total investment income	26,326,442

Expenses
Management fees	2,762,987

Distribution and service plan fees:
Class A	534,609
Class B	130,641
Class C	605,001
Class N	91,930

Transfer and shareholder servicing agent fees:
Class A	498,487
Class B	43,662
Class C	134,323
Class I	15,841
Class N	45,981
Class Y	183,633

Shareholder communications:
Class A	27,914
Class B	4,078
Class C	7,083
Class I	1
Class N	1,452
Class Y	485

Trustees’ compensation	36,911

Custodian fees and expenses	20,307

Other	64,921

Total expenses	5,210,247
Less waivers and reimbursements of expenses	(321,174)

Net expenses	4,889,073

Net Investment Income	21,437,369

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER CORE BOND FUND      31

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$7,153,026
Closing and expiration of futures contracts	(451,740)
Swap contracts	(315,856)

Net realized gain	6,385,430

Net change in unrealized appreciation/depreciation on:
Investments	(48,767,059)
Futures contracts	(1,051,003)
Swap contracts	(180,966)

Net change in unrealized appreciation/depreciation	(49,999,028)

Net Decrease in Net Assets Resulting from Operations	$(22,176,229)

See accompanying Notes to Financial Statements.

32      OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$21,437,369	$48,141,621

Net realized gain	6,385,430	39,183,967

Net change in unrealized appreciation/depreciation	(49,999,028)	29,635,633

Net increase (decrease) in net assets resulting from operations	(22,176,229)	116,961,221

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,037,782)	(16,509,628)
Class B	(386,176)	(905,471)
Class C	(1,788,216)	(3,751,632)
Class I	(2,165,466)	(4,432)
Class N	(633,725)	(1,359,967)
Class Y	(8,557,605)	(26,456,966)

	(21,568,970)	(48,988,096)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(14,808,844)	24,014,625
Class B	(4,566,431)	(789,115)
Class C	(11,841,193)	7,683,891
Class I	507,258,416	2,274,085
Class N	(1,009,532)	(2,160,721)
Class Y	(583,132,463)	(31,743,521)

	(108,100,047)	(720,756)

Net Assets
Total increase (decrease)	(151,845,246)	67,252,369

Beginning of period	1,259,531,360	1,192,278,991

End of period (including accumulated net investment income of $861,146 and $992,747, respectively)	$1,107,686,114	$1,259,531,360

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      33

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.63	$6.46	$6.12	$6.12	$10.18

Income (loss) from investment operations:
Net investment income[2]	0.13	0.26	0.29	0.31	0.41	0.56
Net realized and unrealized gain (loss)	(0.26)	0.37	0.18	0.35	0.00[3]	(4.06)

Total from investment operations	(0.13)	0.63	0.47	0.66	0.41	(3.50)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.26)	(0.30)	(0.32)	(0.17)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.24)	(0.56)

Total dividends and/or distributions to shareholders	(0.13)	(0.26)	(0.30)	(0.32)	(0.41)	(0.56)

Net asset value, end of period	$6.74	$7.00	$6.63	$6.46	$6.12	$6.12

Total Return, at Net Asset Value[4]	(1.93)%	9.72%	7.44%	10.96%	7.29%	(35.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$421,702	$453,044	$405,745	$418,034	$370,941	$465,375

Average net assets (in thousands)	$439,365	$428,283	$394,500	$417,031	$367,832	$786,186

Ratios to average net assets:[5]
Net investment income	3.67%	3.78%	4.37%	4.79%	7.11%	6.20%
Total expenses[6]	0.99%	1.04%	1.06%	1.12%	1.17%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.88%	0.82%	0.90%

Portfolio turnover rate[7]	62%	141%	94%	98%	115%	52%

34      OPPENHEIMER CORE BOND FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.00%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.13%
Year Ended December 31, 2009	1.19%
Year Ended December 31, 2008	0.92%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$3,039,170,413	$3,275,349,539
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      35

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.63	$6.46	$6.12	$6.12	$10.17

Income (loss) from investment operations:
Net investment income[2]	0.10	0.21	0.24	0.26	0.37	0.49
Net realized and unrealized gain (loss)	(0.27)	0.37	0.18	0.35	(0.01)	(4.04)

Total from investment operations	(0.17)	0.58	0.42	0.61	0.36	(3.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.21)	(0.25)	(0.27)	(0.15)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.21)	(0.50)

Total dividends and/or distributions to shareholders	(0.10)	(0.21)	(0.25)	(0.27)	(0.36)	(0.50)

Net asset value, end of period	$6.73	$7.00	$6.63	$6.46	$6.12	$6.12

Total Return, at Net Asset Value[3]	(2.29)%	8.91%	6.65%	10.14%	6.49%	(36.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,809	$29,312	$28,496	$30,636	$33,005	$42,617

Average net assets (in thousands)	$26,390	$29,027	$27,444	$33,579	$33,018	$76,116

Ratios to average net assets:[4]
Net investment income	2.93%	3.05%	3.63%	4.09%	6.35%	5.43%
Total expenses[5]	1.86%	2.06%	2.22%	2.32%	2.43%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.64%	1.65%	1.63%	1.57%	1.65%

Portfolio turnover rate[6]	62%	141%	94%	98%	115%	52%

36      OPPENHEIMER CORE BOND FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See

Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.87%
Year Ended December 31, 2012	2.08%
Year Ended December 30, 2011	2.24%
Year Ended December 31, 2010	2.33%
Year Ended December 31, 2009	2.45%
Year Ended December 31, 2008	1.87%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$3,039,170,413	$3,275,349,539
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      37

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$7.01	$6.63	$6.46	$6.13	$6.13	$10.18

Income (loss) from investment operations:
Net investment income[2]	0.10	0.21	0.24	0.26	0.37	0.50
Net realized and unrealized gain (loss)	(0.27)	0.38	0.18	0.34	(0.01)	(4.05)
Total from investment operations	(0.17)	0.59	0.42	0.60	0.36	(3.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.21)	(0.25)	(0.27)	(0.15)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.21)	(0.50)
Total dividends and/or distributions to shareholders	(0.10)	(0.21)	(0.25)	(0.27)	(0.36)	(0.50)

Net asset value, end of period	$6.74	$7.01	$6.63	$6.46	$6.13	$6.13

Total Return, at Net Asset Value[3]	(2.29)%	9.06%	6.64%	9.95%	6.49%	(36.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,801	$129,187	$114,942	$107,517	$96,829	$108,673

Average net assets (in thousands)	$122,554	$120,749	$106,644	$108,324	$94,555	$169,737

Ratios to average net assets:[4]
Net investment income	2.92%	3.04%	3.60%	4.04%	6.31%	5.49%
Total expenses[5]	1.73%	1.77%	1.82%	1.89%	1.97%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.63%	1.56%	1.65%

Portfolio turnover rate[6]	62%	141%	94%	98%	115%	52%

38      OPPENHEIMER CORE BOND FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See

Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.74%
Year Ended December 31, 2012	1.79%
Year Ended December 30, 2011	1.84%
Year Ended December 31, 2010	1.90%
Year Ended December 31, 2009	1.99%
Year Ended December 31, 2008	1.68%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$3,039,170,413	$3,275,349,539
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      39

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended June 28, 2013[1] (Unaudited)	Period Ended December 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.75

Income (loss) from investment operations:
Net investment income[3]	0.13	0.16
Net realized and unrealized gain (loss)	(0.26)	0.28
Total from investment operations	(0.13)	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.19)
Tax return of capital distribution	0.00	0.00
Total dividends and/or distributions to shareholders	(0.14)	(0.19)

Net asset value, end of period	$6.73	$7.00

Total Return, at Net Asset Value[4]	(1.90)%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$491,392	$2,273

Average net assets (in thousands)	$109,131	$109

Ratios to average net assets:[5]
Net investment income	3.82%	3.91%
Total expenses[6]	0.53%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.49%

Portfolio turnover rate[7]	62%	141%

40      OPPENHEIMER CORE BOND FUND

1. June 28, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from April 27, 2012 (inception of offering) to December 31, 2012. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.54%
Period Ended December 31, 2012	0.54%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$3,039,170,413	$3,275,349,539
Period Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      41

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$7.00	$6.62	$6.45	$6.12	$6.12	$10.17

Income (loss) from investment operations:
Net investment income[2]	0.12	0.24	0.27	0.29	0.40	0.54
Net realized and unrealized gain (loss)	(0.27)	0.39	0.18	0.34	(0.01)	(4.05)

Total from investment operations	(0.15)	0.63	0.45	0.63	0.39	(3.51)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.25)	(0.28)	(0.30)	(0.16)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.23)	(0.54)

Total dividends and/or distributions to shareholders	(0.12)	(0.25)	(0.28)	(0.30)	(0.39)	(0.54)

Net asset value, end of period	$6.73	$7.00	$6.62	$6.45	$6.12	$6.12

Total Return, at Net Asset Value[3]	(2.06)%	9.61%	7.18%	10.51%	7.02%	(35.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,564	$37,986	$38,071	$40,884	$40,051	$54,092

Average net assets (in thousands)	$37,177	$37,700	$38,729	$41,730	$42,761	$83,422

Ratios to average net assets:[4]
Net investment income	3.42%	3.54%	4.11%	4.56%	6.88%	6.01%
Total expenses[5]	1.26%	1.32%	1.36%	1.47%	1.56%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.13%	1.07%	1.15%

Portfolio turnover rate[6]	62%	141%	94%	98%	115%	52%

42      OPPENHEIMER CORE BOND FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See

Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.27%
Year Ended December 31, 2012	1.34%
Year Ended December 30, 2011	1.38%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.58%
Year Ended December 31, 2008	1.28%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$3,039,170,413	$3,275,349,539
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      43

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.62	$6.45	$6.11	$6.12	$10.16

Income (loss) from investment operations:
Net investment income[2]	0.14	0.29	0.31	0.33	0.43	0.60
Net realized and unrealized gain (loss)	(0.29)	0.37	0.19	0.35	(0.02)	(4.04)

Total from investment operations	(0.15)	0.66	0.50	0.68	0.41	(3.44)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.29)	(0.33)	(0.34)	(0.17)	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.25)	(0.60)

Total dividends and/or distributions to shareholders	(0.14)	(0.29)	(0.33)	(0.34)	(0.42)	(0.60)

Net asset value, end of period	$6.70	$6.99	$6.62	$6.45	$6.11	$6.12

Total Return, at Net Asset Value[3]	(2.24)%	10.18%	7.87%	11.38%	7.44%	(35.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,418	$607,729	$605,025	$535,439	$537,655	$803,777

Average net assets (in thousands)	$427,857	$619,804	$577,367	$540,778	$598,909	$1,006,642

Ratios to average net assets:[4]
Net investment income	4.05%	4.20%	4.76%	5.22%	7.51%	6.78%
Total expenses[5]	0.59%	0.51%	0.52%	0.57%	0.62%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.48%	0.49%	0.50%	0.51%	0.51%

Portfolio turnover rate[6]	62%	141%	94%	98%	115%	52%

44      OPPENHEIMER CORE BOND FUND

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See

Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.60%
Year Ended December 31, 2012	0.53%
Year Ended December 30, 2011	0.54%
Year Ended December 31, 2010	0.58%
Year Ended December 31, 2009	0.64%
Year Ended December 31, 2008	0.51%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$3,039,170,413	$3,275,349,539
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701
Year Ended December 30, 2011	$5,545,911,730	$5,495,674,857
Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 3t1, 2008	$5,977,684,487	$5,630,250,536

See accompanying Notes to Financial Statements.

OPPENHEIMER CORE BOND FUND      45

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net

46      OPPENHEIMER CORE BOND FUND

1. Significant Accounting Policies Continued

asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$288,389,688
Sold securities	105,868,596

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$1,703,335
Market Value	$118,169
Market Value as a % of Net Assets	0.01%

OPPENHEIMER CORE BOND FUND      47

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $36,114,556 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $1,521,574 which were deferred. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$8,503,236
2017	466,197,242

Total	$474,700,478

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $468,315,048 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $6,385,430 of capital loss carryforward to offset realized capital gains.

48      OPPENHEIMER CORE BOND FUND

1. Significant Accounting Policies Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,261,478,237
Federal tax cost of other investments	(77,088,999)

Total federal tax cost	$1,184,389,238

Gross unrealized appreciation	$34,714,659
Gross unrealized depreciation	(25,656,846)

Net unrealized appreciation	$9,057,813

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

OPPENHEIMER CORE BOND FUND      49

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

50      OPPENHEIMER CORE BOND FUND

2. Securities Valuation Continued

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

OPPENHEIMER CORE BOND FUND      51

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation Continued

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

52      OPPENHEIMER CORE BOND FUND

2. Securities Valuation Continued

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$167,301,729	$—	$167,301,729
Mortgage-Backed Obligations	—	466,362,189	172,884	466,535,073
Corporate Bonds and Notes	—	462,213,691	—	462,213,691
U.S. Government Obligations	—	45,150,133	—	45,150,133
Investment Company	131,040,512	—	—	131,040,512

Total Investments, at Value	131,040,512	1,141,027,742	172,884	1,272,241,138

OPPENHEIMER CORE BOND FUND      53

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation Continued

Assets Table: Continued	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Variation margin receivable	$404,726	$—	$—	$404,726

Total Assets	$131,445,238	$1,141,027,742	$172,884	$1,272,645,864

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(356,147)	$—	$(356,147)
Variation margin payable	(13,947)	—	—	(13,947)

Total Liabilities	$(356,147)	$(356,147)	$—	$(370,094)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	9,395,880	$64,824,568	19,529,134	$133,972,924
Dividends and/or distributions reinvested	1,055,664	7,330,816	2,194,836	15,064,077
Redeemed	(12,555,058)	(86,964,228)	(18,249,751)	(125,022,376)

Net increase (decrease)	(2,103,514)	$(14,808,844)	3,474,219	$24,014,625

Class B
Sold	404,745	$2,783,761	1,538,589	$10,501,160
Dividends and/or distributions reinvested	52,528	364,942	125,659	861,773
Redeemed	(1,109,077)	(7,715,134)	(1,778,106)	(12,152,048)

Net decrease	(651,804)	$(4,566,431)	(113,858)	$(789,115)

Class C
Sold	1,763,501	$12,292,959	5,697,770	$39,080,365
Dividends and/or distributions reinvested	236,488	1,644,351	496,855	3,414,063
Redeemed	(3,702,140)	(25,778,503)	(5,090,745)	(34,810,537)

Net increase (decrease)	(1,702,151)	$(11,841,193)	1,103,880	$7,683,891

54      OPPENHEIMER CORE BOND FUND

3. Shares of Beneficial Interest Continued

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Class I
Sold	73,138,743	$510,434,951	328,473	$2,299,071
Dividends and/or distributions reinvested	319,067	2,165,300	592	4,149
Redeemed	(777,108)	(5,341,835)	(4,163)	(29,135)

Net increase	72,680,702	$507,258,416	324,902	$2,274,085

Class N
Sold	805,680	$5,612,070	1,746,734	$11,956,485
Dividends and/or distributions reinvested	82,333	571,539	168,083	1,153,240
Redeemed	(1,033,664)	(7,193,141)	(2,234,961)	(15,270,446)

Net decrease	(145,651)	$(1,009,532)	(320,144)	$(2,160,721)

Class Y
Sold	4,191,283	$29,272,322	19,452,495	$133,549,667
Dividends and/or distributions reinvested	1,061,618	7,413,161	3,840,624	26,312,346
Redeemed	(88,797,026)	(619,817,946)	(27,803,181)	(191,605,534)

Net decrease	(83,544,125)	$(583,132,463)	(4,510,062)	$(31,743,521)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013 were as follows:

	Purchases	Sales

Investment securities	$564,813,546	$581,835,498
U.S. government and government agency obligations	20,869,353	26,921,793
To Be Announced (TBA) mortgage-related securities	3,039,170,413	3,275,349,539

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.50%
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be

OPPENHEIMER CORE BOND FUND      55

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such

56      OPPENHEIMER CORE BOND FUND

5. Fees and Other Transactions with Affiliates Continued

termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$1,294,833
Class C	4,287,293
Class N	1,879,154

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
June 28, 2013	$115,226	$2,198	$22,450	$6,216	$479

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class N shares and 0.65% for Class Y shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $161,782, $20,333, $39,253 and $17,124 for Class A, Class B, Class C and Class N, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $75,974 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended June 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$6,708

OPPENHEIMER CORE BOND FUND      57

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

58      OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments Continued

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the

OPPENHEIMER CORE BOND FUND      59

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $46,433,881 and $212,816,752 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statements of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

60      OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments Continued

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $7,142,857 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

OPPENHEIMER CORE BOND FUND      61

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $356,147 for which the Fund has posted collateral of $1,487,807.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy

62      OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments Continued

payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 28, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank AG	$—	$—	$—	$—	$—

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

OPPENHEIMER CORE BOND FUND      63

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 28, 2013:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Deutsche Bank AG	$(356,147)	$—	$—	$356,147	$—

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 28, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$—		Swaps, at value	$356,147
Interest rate contracts	Variation margin receivable	404,726	*	Variation margin payable	13,947

Total		$404,726			$370,094

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$(315,856)	$(315,856)
Interest rate contracts	(451,740)	—	(451,740)

Total	$(451,740)	$(315,856)	$(767,596)

64      OPPENHEIMER CORE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(180,966)	$(180,966)
Interest rate contracts	(1,051,003)	—	(1,051,003)

Total	$(1,051,003)	$(180,966)	$(1,231,969)

7. Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court

OPPENHEIMER CORE BOND FUND      65

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation Continued

entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

66      OPPENHEIMER CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER CORE BOND FUND      67

OPPENHEIMER CORE BOND FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Krishna Memani, Vice President

Peter A. Strzalkowski, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

68      OPPENHEIMER CORE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER CORE BOND FUND      69

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

70      OPPENHEIMER CORE BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

RS0285.001.0613 August 20, 2013

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 8/9/2013